Exhibit 24.1

Aeluma, Inc.

Limited Power of Attorney

The undersigned director of Aeluma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jonathan Klamkin and Christopher Stewart, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set their hand this  16th  day of September 2026.

/s/ Michael J. Byron
Michael J. Byron

Aeluma, Inc.

Limited Power of Attorney

The undersigned director of Aeluma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jonathan Klamkin and Christopher Stewart, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set their hand this  16th  day of September 2026.

/s/ Steven DenBaars
Steven DenBaars

Aeluma, Inc.

Limited Power of Attorney

The undersigned director of Aeluma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jonathan Klamkin and Christopher Stewart, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set their hand this  16th  day of September 2026.

/s/ Craig Ensley
Craig Ensley

Aeluma, Inc.

Limited Power of Attorney

The undersigned director of Aeluma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Christopher Stewart as the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set their hand this  16th  day of September 2026.

/s/ Jonathan Klamkin
Jonathan Klamkin

Aeluma, Inc.

Limited Power of Attorney

The undersigned director of Aeluma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jonathan Klamkin and Christopher Stewart, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended June 30, 2026 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set their hand this  16th  day of September 2026.

/s/ John Paglia
John Paglia

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